                                                                    EXHIBIT 23.1

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Patrick B. Frost, Richard W. Evans, Jr. and Phillip D. Green, and each of them, his true and lawful attorneys-in-fact and agents, and with power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign the Annual Report on Form 10-K of Cullen/Frost Bankers, Inc. for the fiscal year ended December 31, 2002, to sign any and all amendments thereto, and to file such Annual Report and amendments, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Signatures                                                  Title                            Date
--------------------------------------              -----------------------------------      ----------------------
/s/ T.C. Frost                                         Senior Chairman of the Board and         March 27, 2003
---------------------------------                                  Director
(T. C. Frost)


/s/ Richard W. Evans, Jr.                                    Chairman of the Board              March 27, 2003
---------------------------------                           and Director (Principal
(Richard W. Evans, Jr.)                                       Executive Officer)


/s/ R. Denny Alexander                                             Director                     March 27, 2003
---------------------------------
(R. Denny Alexander)


/s/ Carlos Alvarez                                                 Director                     March 27, 2003
---------------------------------
(Carlos Alvarez)


/s/ Isaac Arnold, Jr.                                              Director                     March 27, 2003
---------------------------------
(Isaac Arnold, Jr.)


/s/ Royce S. Caldwell                                              Director                     March 27, 2003
---------------------------------
(Royce S. Caldwell)


/s/ Harry H. Cullen                                                Director                     March 27, 2003
---------------------------------
(Harry H. Cullen)


/s/ Eugene H. Dawson, Sr.                                          Director                     March 27, 2003
---------------------------------
(Eugene H. Dawson, Sr.)


/s/ Ruben M. Escobedo                                              Director                     March 27, 2003
---------------------------------
(Ruben M. Escobedo)


/s/ Patrick B. Frost                                               Director                     March 27, 2003
---------------------------------
(Patrick B. Frost)


/s/ Joe R. Fulton                                                  Director                     March 27, 2003
---------------------------------
(Joe R. Fulton)

        Signatures                                                  Title                            Date
--------------------------------------              -----------------------------------      ----------------------
/s/ Preston M. Geren III                                           Director                     March 27, 2003
---------------------------------
(Preston M. Geren III)


/s/ James L. Hayne                                                 Director                     March 27, 2003
---------------------------------
(James L. Hayne)


/s/ Karen E. Jennings                                              Director                     March 27, 2003
---------------------------------
(Karen E. Jennings)


/s/ Richard M. Kleberg, III                                        Director                     March 27, 2003
---------------------------------
(Richard M. Kleberg, III)


/s/ Robert S. McClane                                              Director                     March 27, 2003
---------------------------------
(Robert S. McClane)


/s/ Ida Clement Steen                                              Director                     March 27, 2003
---------------------------------
(Ida Clement Steen)


/s/ Horace Wilkins, Jr.                                            Director                     March 27, 2003
---------------------------------
(Horace Wilkins, Jr.)


/s/ Mary Beth Williamson                                           Director                     March 27, 2003
---------------------------------
(Mary Beth Williamson)